SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C.  20549

                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   March 22, 2004


                           First Health Group Corp.
            (Exact name of registrant as specified in its charter)


         Delaware                  0-15846               36-3307583
 (State of Incorporation)        (Commission            (IRS Employer
                                 File Number)        Identification No.)


                3200 Highland Avenue, Downers Grove, IL  60515
         (Address of principal executive offices, including zip code)


                               (630) 737-7900
             (Registrant's telephone number including area code)

 Item 5:   Other Events and Regulation FD Disclosure


 On March 22, 2004, First Health Group Corp. issued a press release announcing the appointment of William McManaman as Senior Vice President and Chief Financial Officer. A copy of the press release is attached as
 Exhibit 99.1 to this Current Report on Form 8-K.




 Item 7. Exhibits


 Exhibit 99.1: First Health Group Corp. press release dated March 22, 2004.



                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               First Health Group Corp.



 March 22, 2004                /s/  Edward L. Wristen
                               ----------------------
                               Edward L. Wristen
                               President and Chief Executive Officer